UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

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ENGlobal Corporation

(Name of Registrant as Specified In Its Charter)

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654 N. Sam Houston Parkway E., Suite 400

Houston, Texas 77060-5914

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND PROXY STATEMENT

December 2, 2019

Dear Shareholder:

I am pleased to invite you to the Annual Meeting of Shareholders of ENGlobal Corporation (“ENGlobal”). The meeting will be held at our headquarters located at 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060, on Monday, December 30, 2019 at 10:00 a.m., local time, to:

●	Elect five directors to the Board of Directors of ENGlobal;
●	Ratify the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2019; and
●	Transact such other business as may properly come before the meeting or any adjournment thereof.

We are providing you access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. You may read, print and download our proxy statement and annual report at http://www.proxyvote.com.

Only shareholders of record at the close of business on November 25, 2019, are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Each share entitles the holder to one vote. You can vote via the Internet at http://www.proxyvote.com, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. For specific voting information, see “General Information” beginning on page 1 of the enclosed proxy statement. Please submit a proxy card or voting instructions in advance of the meeting even if you plan to attend the meeting. Submitting a proxy card or voting instructions will not prevent you from attending the meeting in person, if you so desire, but will help ENGlobal ensure a quorum and reduce the expense of additional proxy solicitation.

Attendance is limited to shareholders of ENGlobal, their proxy holders and our guests. Shareholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of November 25, 2019, in order to be admitted to the meeting.

Sincerely,

William A. Coskey, P.E.
Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Time and Date	10:00 a.m., local time, on Monday, December 30, 2019
Place	654 N. Sam Houston Parkway E., Suite 400 Houston, Texas 77060

Items of Business

(1)   To elect five directors to the Board of Directors of ENGlobal;

(2)   To ratify the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2019; and

(3)   To transact such other business as may properly come before the meeting or any adjournment thereof.

Except with respect to the procedural matters incident to the conduct of the Annual Meeting, we are not aware of any other business to be brought before the Annual Meeting.

Adjournments and Postponements	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to notice of, and to vote at, the Annual Meeting only if you were an ENGlobal shareholder as of the close of business on November 25, 2019.

Meeting Admission

You are entitled to attend the Annual Meeting only if you were an ENGlobal shareholder as of the close of business on November 25, 2019, or hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to November 25, 2019, a copy of the voting instruction card provided by your bank or brokerage firm, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly at 10:00 a.m., local time. Check-in will begin at 9:00 a.m., local time, and you should allow ample time for the check-in procedures.

Voting	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying proxy statement and vote as soon as possible. This will not only ensure the presence of a quorum at the Annual Meeting but also that your shares are voted in accordance with your wishes. You will be able to vote via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. For detailed information regarding voting, please refer to the section entitled “General Information” on page 1 of this proxy statement and the instructions on the proxy or voting instruction card.

By Order of the Board of Directors,

Mark A. Hess
Chief Financial Officer, Treasurer and Corporate Secretary

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2019 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

You may receive a copy of our Annual Report on Form 10-K and other information at no charge upon request directed to:

Mark A. Hess

Chief Financial Officer, Treasurer and Corporate Secretary

654 N. Sam Houston Parkway E., Suite 400

Houston, Texas 77060-5914

Telephone 281-878-1000

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GENERAL INFORMATION

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ENGlobal Corporation (“ENGlobal”) for the 2019 Annual Meeting of Shareholders (the “Meeting”) and for any adjournment or postponement of the Meeting. In this proxy statement, we refer to ENGlobal as the “Company,” “we,” “our,” or “us.”

This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about December 2, 2019. Stockholders are urged to read carefully the material in this proxy statement.

Who is soliciting my proxy?

We are making these proxy materials available to you in connection with our solicitation of proxies for use at the Meeting. Specified directors, officers, and employees of ENGlobal may also solicit proxies on our behalf, without additional compensation, by mail, telephone, fax, or in person.

Who is paying for this solicitation?

ENGlobal will pay for the solicitation of proxies, including the cost of preparing, assembling and mailing these proxy materials and making these proxy materials available on the Internet. We have retained and paid a fee to Broadridge Financial Solutions, Inc. to assist us in preparing, assembling and mailing our proxy materials, making our proxy materials available on the Internet and tabulating our proxies, but we pay no separate compensation solely for the solicitation of proxies.

What is the purpose of the Meeting?

At the Meeting, shareholders will be asked to (1) elect directors, and (2) ratify the appointment of Moss Adams LLP for fiscal year 2019.

Who is entitled to vote at the Meeting?

Only shareholders of record at the close of business on November 25, 2019, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting. If you were a shareholder of record on that date, you are entitled to vote all of the shares you held on that date at the Meeting, or any postponements or adjournments of the Meeting.

If your shares are registered directly in your name, you are the holder of record of these shares, and we will send the proxy materials and a proxy card with voting instructions directly to you. If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record will send voting instructions to you.

How many votes do I have?

You have one vote at the Meeting, or any postponements or adjournments of the Meeting, for each share of our common stock you owned as of the record date. Shareholders do not have cumulative voting rights.

How do I vote?

You may vote your shares either in person at the Meeting or by proxy. You may submit a proxy or voting instructions over the Internet at http://www.proxyvote.com or by telephone by following the instructions provided in the proxy card mailed to you. You may also submit a proxy by completing and mailing a proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials.

If you hold your shares in street name, you have the right to direct your broker, bank or other holder of record how to vote by following the instructions sent to you by the holder of record. If you desire to vote in person at the Meeting, as a holder in street name, you must provide a legal proxy from your bank, broker or other holder of record.

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May I revoke my proxy or change my voting instructions?

Yes, you may revoke your proxy or change your voting instructions by (a) voting in person at the Meeting, (b) casting a vote over the Internet or by telephone at a later date, (c) mailing a proxy card with a later date or (d) sending a written notice of revocation to our Corporate Secretary by mail to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914 or by facsimile at (281) 878-1010; provided, that, with regard to (b), (c) and (d), the Company receives such change prior to the Meeting. If you submit a new proxy, only your later dated proxy (whether cast by Internet, telephone, mail or in person) will be counted.

What are the Board’s recommendations?

The Board’s recommendations are set forth together with the description of each item in this proxy statement. The Board recommends a vote FOR the election of five directors to our Board to serve until the next annual meeting of shareholders and FOR the ratification of the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2019.

If any other matter properly comes before the Meeting, with regard to any proxies submitted by shareholders, William A. Coskey, P.E. and Mark A. Hess, the persons appointed on the proxy card, will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

How many votes must be present to hold the Meeting?

We will have a quorum and will be able to conduct the business of the Meeting if the holders of a majority of shares of our common stock outstanding and entitled to vote are represented in person or by proxy at the Meeting. As of the record date, 27,413,626 shares of our common stock, representing the same number of votes, were outstanding. Thus, the presence in person or by proxy of the record holders of at least 13,706,814 shares of our common stock will be required to establish a quorum. Shareholders of record who are present at the Meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Meeting, will be included in the number of shareholders present at the Meeting for purposes of determining whether a quorum is present.

What vote is required to approve each item?

The election of directors is decided by a plurality of the votes cast. For this purpose, “plurality” means that the individuals receiving the largest number of affirmative votes, whether or not they receive a majority of the votes, are elected as directors, up to the maximum number of directors to be chosen at the election. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with regard to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

With regard to each other item voted on at the Meeting, the affirmative vote of the holders of a majority of the votes cast in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. The election of directors is not considered a routine matter. Thus, if shareholders do not give their broker or nominee specific instructions, their shares may not be voted on that matter and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

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What if I do not mark a voting choice for some of the matters listed on my proxy card?

If you send a proxy card without specifying a vote or an abstention, your shares will be voted “FOR”: (1) the director nominees listed on the proxy card and in this proxy statement, and (2) the ratification of the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2019.

Could other matters be decided at the Meeting?

We do not know of any matters that will be considered at the Meeting other than the items set forth in this proxy statement. If other matters are properly raised at the Meeting, your proxy authorizes the proxy holders to vote as they think best, unless authority to do so is withheld by you in your proxy.

What happens if the Meeting is postponed or adjourned?

Pursuant to Nevada law, the Meeting may be adjourned by the chairman of the Meeting to reconvene at the same or some other place. If the adjournment is for more than 60 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjournment shall be given to each shareholder of record entitled to vote at the Meeting. If the adjournment is for less than 60 days, no additional notice will be delivered.

Who will count the votes?

We will appoint an inspector of the election who will count the votes at the Meeting.

What does it mean if I receive more than one proxy card?

Your shares are probably registered in more than one account. You should vote each proxy card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address. This can be accomplished by contacting your stockbroker. Additionally, our transfer agent, Computershare Trust Company, N.A., can assist you if you want to consolidate multiple accounts registered in your name by contacting our transfer agent at P.O. Box 30170, College Station, TX 77842-3170, telephone: (781) 575-4238.

How do I get copies of the exhibits filed with ENGlobal’s Annual Report on Form 10-K?

A copy of ENGlobal’s Annual Report on Form 10-K and consolidated financial statements is being delivered to you with this proxy statement. You may also read, print and download our annual report at http://www.proxyvote.com. ENGlobal will provide to any shareholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with our annual report for a reasonable fee. Requests for such copies should be directed to Corporate Secretary, ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914. Our annual report may also be read, downloaded and printed at www.englobal.com. In addition, copies of all exhibits filed electronically by ENGlobal may be reviewed and printed from the website of the Securities and Exchange Commission (the “SEC”) at: www.sec.gov.

Where can I find the voting results of the Meeting?

The preliminary voting results will be announced at the Meeting. The final results will be published in a current report on Form 8-K to be filed within four business days after the Meeting.

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Who can help answer my questions?

If you have any questions or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Mark A. Hess, Chief Financial Officer, Treasurer and Corporate Secretary, at 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914, telephone 281-878-1000.

SMALLER REPORTING COMPANY

The SEC has adopted rules allowing smaller reporting companies to tailor their disclosure to reduce costs. Because the Company qualifies as a “smaller reporting company” under the SEC rules, the Company has elected to prepare this proxy statement and other annual and periodic reports as a “Smaller Reporting Company” consistent with rules of the SEC. Under the scaled disclosure obligations, the Company is not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Size; Meetings of the Board

Our Board currently has five members. During 2018, the Board met seven times and each director attended at least 75% of the meetings held during the period for which he was a director, other than David C. Roussel, who attended 71% of such meetings. Our four independent directors serve on three Board committees: Audit, Compensation, and Nominating & Corporate Governance.

Executive Sessions

In 2018, the Board held multiple executive sessions of its non-employee directors, David W. Gent, P.E., Randall B. Hale, David C. Roussel, and Kevin M. Palma. Any non-employee director can request that an executive session be scheduled.

Board Leadership Structure

The Company is committed to strong, independent board leadership and governance, including the flexibility to select and revise its leadership structure on the basis of the best interests of the Company and its shareholders at any given point in time. The Board evaluates this structure in connection with the annual appointments to the positions of Chairman of the Board (“Chairman”) and Chief Executive Officer (“CEO”). We do not have a written policy with respect to separation of the roles of Chairman and CEO; however, the Board believes that it is currently in the best interests of the Company and its shareholders to combine the Chairman and CEO roles and to appoint a Lead Independent Director annually. In this way, the Company’s shareholders have the benefit of Board leadership by Mr. Coskey, an executive with extensive day-to-day knowledge of the Company’s operations, strategic plan execution and future needs, as well as a Lead Independent Director who provides Board member leadership.

Lead Independent Director

David W. Gent has served as the Company’s lead independent director since 2002, and was re-elected by the Board to this role in 2018. The Lead Independent Director position responsibilities currently include chairmanship of the Nominating & Corporate Governance Committee; Chair of the Board meetings at which the Chairman is not in attendance; liaison between the Chairman and the independent directors, which includes facilitating communications and assisting in the resolution of conflicts, if any, between the independent directors and the Company’s management; providing counsel to the Chairman and CEO, including provision of appropriate feedback regarding effectiveness of Board meetings, and otherwise as needed or requested; and such other responsibilities as the Board delegates. In performing these responsibilities, the Lead Independent Director is expected to consult with the chairpersons of other Board committees as appropriate and solicit their participation in order to avoid the appearance of diluting the authority or responsibility of the Board committees and their chairpersons.

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Board and Committees’ Role in Risk Oversight

The Board is responsible for oversight of us and our business, including risk management. Together with the Board’s standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately. The Board and its committees regularly review material strategic, operational, financial, compensation and compliance risks with our senior management. The Audit Committee has oversight responsibility for financial risk (such as accounting, finance, internal controls and tax strategy), and also oversees compliance with applicable laws and regulations. The Compensation Committee and the Board each discuss the relationship between our compensation policies and corporate risk to assess whether these policies encourage excessive risk-taking by executives and other employees. The Nominating & Corporate Governance Committee oversees compliance with our corporate governance principles. During its regular course of its activities, our Audit Committee discusses our policies with respect to risk assessment and risk management. Each of the committees’ report to the Board regarding the areas of risk they oversee.

Director Independence

The Board has determined that no non-employee director has a relationship which, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director, and that all directors, except Mr. Coskey, meet the criteria for independence under NASDAQ rules. The Board has also determined that the members of each of its committees, including the Audit Committee and the Compensation Committee, meet the criteria for membership applicable to each committee under the NASDAQ listing standards and applicable SEC rules and regulations.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of shareholders, we encourage directors to attend. All of our directors attended the 2018 annual meeting and we expect all directors will attend the 2019 annual meeting.

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Committees of the Board of Directors

Committee Composition and Meetings

Each of our directors attended at least 75% of the total meetings held by all Board committees on which they served in 2018, other than David C. Roussel, who attended 67% of the meetings of the Audit Committee and Compensation Committee meetings.

Committee	Members
Audit Committee	Randall B. Hale (Chairperson) David C. Roussel Kevin M. Palma
Compensation Committee	David C. Roussel (Chairperson) Kevin M. Palma David W. Gent
Nominating & Corporate Governance Committee	David W. Gent (Chairperson) Randall B. Hale David C. Roussel

The Audit, Compensation and Nominating & Corporate Governance Committees held six, six and two meetings, respectively, in 2018.

Summary of Committee Responsibilities

All of our committee charters are available under the “Investor Relations” section of our website at www.englobal.com. The charters are reviewed annually.

Audit Committee

The duties and responsibilities of the Audit Committee are to oversee:

●	the quality and integrity of our financial statements;
●	our compliance with legal and regulatory requirements; and
●	our independent auditors’ qualifications, independence and performance.

In addition, the Audit Committee annually reviews our disclosures regarding deficiencies, if any, in the design or operation of our internal controls.

The Board has determined that Mr. Hale and Mr. Palma are qualified as audit committee financial experts under the SEC’s rules and regulations. In addition, the Board has determined that each member of the Audit Committee has the requisite accounting and related financial management expertise under NASDAQ rules.

Nominating & Corporate Governance Committee

The duties and responsibilities of the Nominating & Corporate Governance Committee are to:

●	assist the Board by identifying individuals qualified to become Board members and recommend to the Board director nominees for election at the annual meetings of shareholders or for appointments to fill vacancies;
●	recommend to the Board director nominees for each Board committee and advise the Board on the appropriate composition of the Board and its committees;

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●	make an annual report to the Board on succession planning;
●	advise the Board about and recommend to the Board appropriate corporate governance practices and assist the Board in implementing those practices; and
●	implement the annual performance review process for the Board and its committees.

In addition, the Nominating & Corporate Governance Committee reviews all relationships each director has with us in connection with the nomination process and reports the results of its review to the Board with appropriate recommendations, if any, for approval.

Compensation Committee

The duties and responsibilities of the Compensation Committee are to:

●	review the Company’s evaluation process, compensation, incentive compensation and equity-based plans and recommend changes in such plans to the Board as needed;
●	produce a report, if required, for inclusion in our Proxy Statement for the annual meeting of shareholders;
●	evaluate the performance of our Chief Executive Officer and other executives;
●	set the compensation for our Chief Executive Officer and such other executives as the Compensation Committee deems appropriate and otherwise discharge the Board’s responsibilities relating to compensation of our officers and directors;
●	delegate authority to executive officers to establish compensation levels, incentive compensation and equity-based plan awards, with oversight and approval;
●	encourage stock ownership by directors and executives, including through the use of equity compensation programs;
●	review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to the Board; and
●	approve and review reports of any compensation consultants hired by the Company, and establish the independence of those consultants.

The Compensation Committee establishes salaries, incentives and other forms of compensation for executive officers. The Compensation Committee currently delegates its authority to establish salaries (other than the salary of the CEO) to the CEO, and does not currently engage any compensation consultants to determine the amount or form of executive and director compensation. From time to time, the Compensation Committee has reviewed publicly available data compiled by executive officers of the Company relating to compensation paid to executive officers and directors in similar size, publicly traded companies in the same geographic area in which the Company is located. The Compensation Committee has also solicited input from the CEO with respect to compensation for executive officers other than the CEO.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers and employees in accordance with NASDAQ rules. The purpose and role of this code is to focus our officers, directors, and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct, and help enhance and formalize our culture of integrity, honesty and accountability. We have posted this Code of Business Conduct and Ethics on the “Investor Relations” section of our website at www.englobal.com.

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The Company also has a Code of Ethics applicable to the Chief Executive Officer and certain senior financial officers of the Company that complies with Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and with applicable NASDAQ rules. We have posted this Code of Ethics on the “Investor Relations” section of our website at www.englobal.com.

Director Nominations

Consideration of Director Nominees

Shareholder Nominees

The Nominating & Corporate Governance Committee will carefully consider all qualified director candidates, whether such candidates are recommended by a shareholder or otherwise. Other than the provisions contained in our bylaws set forth below, the Nominating & Corporate Governance Committee has not established formal procedures to be followed by shareholders submitting recommendations for candidates for the Board. Our bylaws provide that nominations for the election of directors may be made upon timely notice given by any shareholder of record entitled to vote for the election of directors. A timely notice must be made in writing, contain the information required by our bylaws and be received by the Secretary of the Company at the principal executive offices of the Company, not later than the close of business on the 90th calendar day, nor earlier than the close of business on the 120th calendar day, immediately before the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the upcoming annual meeting is advanced more than 30 calendar days before, or delayed more than 70 calendar days after, such anniversary date, notice by the shareholder to be timely must be delivered not later than the close of business on 10th calendar day following the day on which public announcement of a meeting date is first made by the Company.

Director Qualifications

The Nominating & Corporate Governance Committee establishes criteria for selecting new members of the Board. The Board as a whole should reflect a range of skills, knowledge and experience in areas of importance to the Company. Directors must be committed to upholding the highest standards of personal and professional integrity and to representing the interests of all shareholders, not particular shareholder constituencies. The Nominating & Corporate Governance Committee places no specific restrictions on the number of terms directors may serve or other Boards on which a director may sit, but directors must possess sufficient time and energy to carry out their duties effectively. A majority of directors must be “independent” under the NASDAQ rules, and members of the Company’s audit committee must meet NASDAQ financial literacy and sophistication requirements. In determining whether a director is independent, the Board will broadly consider all relevant facts and circumstances.

Identifying and Evaluating Nominees for Directors

The Nominating & Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating & Corporate Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Nominating & Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating & Corporate Governance Committee through current Board members, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating & Corporate Governance Committee, and may be considered at any point during the year. As described above, the Nominating & Corporate Governance Committee will consider properly submitted shareholder nominations for candidates for the Board based on the same criteria. Although not part of any formal policy, our goal is a balanced and diverse Board, with members whose skills, backgrounds and experiences are complimentary and, together, cover the spectrum of areas that impact our business. As part of this evaluation and to further our commitment to diversity, the Nominating & Corporate Governance Committee assesses whether the nominees, as a group, collectively represent a diversity of views, backgrounds, and experiences that will enhance the Board’s and our effectiveness.

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Communications with the Board

Shareholders may communicate with the Board, Board committees, non-employee directors as a group, and individual directors by submitting their communications in writing to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, TX 77060-5914, Attention: Corporate Secretary. Any communication must contain:

●	a representation that the shareholder is a holder of record of our capital stock;
●	the name and address, as they appear on our books, of the shareholder sending the communication; and
●	the number of shares of our capital stock that are beneficially owned by such shareholder.

ENGlobal’s Corporate Secretary will distribute such communications to the intended recipient upon receipt, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding the communication.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Nominees

At the Meeting, you and the other shareholders will elect five individuals to serve as directors until the next annual meeting of shareholders, until their successors are duly elected or appointed or until their earlier death, resignation, or removal. Each of the nominees is currently a member of the Board. The Nominating & Corporate Governance Committee, which consists solely of directors that are independent within the meaning of the rules of the NASDAQ, recommended the nomination of the five directors to the Board.

The individuals named as proxies will vote proxies received for the election of all nominees, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the Meeting, an event that is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board.

There are no arrangements or understandings between ENGlobal and any person pursuant to which such person has been elected as director.

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The nominees for director, each of whom has consented to serve, if elected, are as follows:

Name of Nominee:	William A. Coskey, P.E.
Position:	Chairman of the Board, President and Chief Executive Officer
Director Since:	1985
Age:	66

Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Coskey founded ENGlobal in 1985 and has served in various positions, including service as Chairman of the Board since June 2005 and as President and Chief Executive Officer since August 2012. From April 2007 until May 2010, he served as Chief Executive Officer. Prior to that, he served as Chairman of the Board, Chief Executive Officer and President from 1985 until 2001, Chief Operating Officer from 2001 to 2003, and President from 2001 to June 2005. Mr. Coskey, an honors graduate, received a Bachelor of Science in Electrical Engineering from Texas A&M University in 1975 and is a Registered Professional Engineer. He served on the Texas A&M University Electrical Engineering Department Advisory Council from 1999 to 2014, and from 2006 until 2014, he served as Chairman of the Council. Mr. Coskey received the 2014 Outstanding Alumni Honor Award from the Texas A&M University College of Engineering. In 2014, Mr. Coskey was also appointed to the Texas A&M College of Engineering Advisory Council.

Qualifications for Consideration:

The Board selected Mr. Coskey to serve as a director because it believes that, as the founder of ENGlobal, he provides a unique perspective to the Board. He was responsible for ENGlobal’s initial public offering in 1994, listing on the American Stock Exchange in 1998, and listing on the NASDAQ Stock Market in 2007. In June 2009, he was awarded the Ernst & Young Entrepreneur of The Year® in the Energy Services category for the Houston & Gulf Coast Area. The Board believes Mr. Coskey’s industry knowledge and business experiences give him invaluable insights into the Company’s challenges, opportunities and operations.

Name of Nominee:	David W. Gent, P.E.
Position:	Lead Independent Director
Director Since:	1994
Age:	66

Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Gent has served as a director of ENGlobal since June 1994, is Chairman of the Nominating & Corporate Governance Committee and is a member of the Compensation Committee. Mr. Gent has served as the Company’s Lead Independent Director since 2002. Since 2011, Mr. Gent has served as the Chairman of SofTest Designs Corporation, an automation and test systems company that he founded in 1980. From 1991 through 2011, Mr. Gent held various positions for Bray International, Inc., an industrial flow control manufacturer. From 2005 to 2011, Mr. Gent served as Executive Vice President of Bray International and was responsible for overseeing worldwide engineering, information services, and training. Mr. Gent, an honors graduate, received a Bachelor of Science in Electrical Engineering from Texas A&M University in 1975 and a Master of Business Administration from Houston Baptist University in 1984. He is a Registered Professional Engineer. Mr. Gent serves on the Texas A&M University Electrical and Computer Engineering Department Advisory Council and he holds several patents in the field of industrial flow controls.

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Qualifications for Consideration:

The Board selected Mr. Gent to serve as a director, and as Lead Independent Director, because it believes he possesses valuable engineering expertise, including extensive experience managing multinational engineering, research and development, information technology, and manufacturing operations, including domestic and international operations obtained through start-ups and acquisition. He provides the perspective of a leader with experience in global operations and strategy who has faced and effectively dealt with economic and governance issues.

Name of Nominee:	Randall B. Hale
Position:	Independent Director
Director Since:	2001
Age:	57

Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Hale has served as a director of ENGlobal since December 2001, and is Chairman of the Audit Committee and a member of the Nominating & Corporate Governance Committee. Mr. Hale is the founder of Rock Hill Capital Group, LLC, an investment management firm, and serves as its Managing Director. Mr. Hale is responsible for managing all aspects of the investment activities of the firm, including capital raising, deal sourcing and investment management of portfolio companies. Prior to founding Rock Hill, he served as an Executive Vice President and a Director of Equus Capital Management Corporation, investment advisor to several private equity funds, from November 1992 to November 2002. Prior to joining Equus, Mr. Hale served in an audit, consulting and advisory capacity with a public accounting firm in Houston, Texas. In September 2004, he co-founded ConGlobal Industries, Inc., a provider of intermodal services to the shipping industry, and served as its Executive Chairman until its sale in December 2013. ConGlobal was formed in September 2004 to facilitate the merger of Container-Care International, Inc., an intermodal services company, with Global Intermodal Systems, Inc. Prior to the merger, Mr. Hale served as the President and Chief Executive Officer of Container-Care from February 2003 to September 2004. Mr. Hale serves on several private company boards. He is the past President and Director of the Houston Private Equity Association and is an active member of the Association for Corporate Growth. Mr. Hale received a Bachelor in Business Administration from Texas A&M University in 1985 and is a certified public accountant.

Qualifications for Consideration:

The Board selected Mr. Hale to serve as a director because it believes he possesses valuable financial expertise, including extensive experience with capital markets transactions and investments in both public and private companies. Mr. Hale’s CPA background assists ENGlobal with financial and accounting issues and is invaluable to our Board’s discussions of the Company’s capital and liquidity needs. ENGlobal also benefits from Mr. Hale’s entrepreneurial experience and his service as a director and chairman on several private company boards.

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Name of Nominee:	David C. Roussel
Position:	Independent Director
Director Since:	2001
Age:	70

Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Roussel has served as a Director of the Company since December 2001, and is Chairman of the Compensation Committee and a member of the Audit and Nominating & Corporate Governance Committees. Mr. Roussel served as President of Petrolog Automation, Inc., an oil field service company providing well site automation and data collection, from August 2016 until his retirement in October 2017. He previously worked for Jefferies Energy Investment Banking, a leading mergers and acquisitions advisor in the global oil and gas industry, or its predecessor companies from 2003 until 2014 and served as a Senior Vice President responsible for managing acquisition and divestiture projects on behalf of clients. Jefferies Energy Investment Banking is a division of Jefferies & Company, Inc., a global investment bank and institutional securities firm. Mr. Roussel received a Bachelor of Science degree in Mechanical Engineering from Iowa State University in 1971 and completed the Harvard Advanced Management Program in 1992.

Qualifications for Consideration:

The Board selected Mr. Roussel to serve as a director because it believes he possesses valuable engineering experience, including a sound background in the energy industry, business operations and business development practices. Mr. Roussel’s experience in senior and general management roles helps the Board address the challenges the Company faces with respect to development of its growth strategy, mergers and acquisitions, and joint venture formation. ENGlobal also benefits from Mr. Roussel’s ability to address diverse matters that come before the Board.

Name of Nominee:	Kevin M. Palma
Position:	Independent Director
Director Since:	2016
Age:	41

Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Palma has served as a Director of the Company since June 2016, and is a member of the Audit and Compensation Committees. Mr. Palma served as the Chief Financial Officer of B-29 Investments, LP, an energy private equity firm, from 2006 until he was promoted to Chief Operating Officer in December 2018, and also served as the Chief Financial Officer of B-29 Family Holdings, LLC, a family office, since its inception in 2014 until December 2018. In his role within the private equity space, Mr. Palma focuses on investment strategy, investment execution, and portfolio company management for both privately-held and publicly-traded companies. Mr. Palma currently serves on several private company boards, including Silver Creek Oil and Gas, LLC, Caliber Completion Services, LLC, and Klear Bit Technologies, LLC. His past experiences on private company boards include Crest Pumping Technologies, LLC and TEC Holdings, LLC (which was recently rebranded as AXIS Energy Services, LLC). Prior to his roles at B-29, Mr. Palma was a member of the energy investment banking team at Raymond James & Associates, focusing on capital market raises and merger and acquisition activity. Mr. Palma is licensed as a Certified Public Accountant in the State of Texas, and holds a Master of Business Administration from the Harvard Business School in addition to a Bachelor of Business Administration and a Master of Public Administration from the University of Texas.

Qualifications for Consideration:

The Board selected Mr. Palma to serve as a director because his experience in identifying strategic growth trends in the energy industry, evaluating and completing numerous acquisitions, and exhibiting an extensive knowledge of financial markets make him well qualified to serve on ENGlobal’s board of directors.

Vote Required

Directors are elected by a plurality, and the five nominees who receive the most “FOR” votes will be elected. Abstentions and broker non-votes will not affect the outcome of the election.

Recommendation of the Board

The Board recommends that shareholders vote FOR each of the nominees to serve as a director.

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PROPOSAL TWO:

THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP

AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF

ENGLOBAL FOR FISCAL YEAR 2019

The Audit Committee has appointed Moss Adams LLP, an independent registered public accounting firm, as the Company’s independent registered public accounting firm to examine the consolidated financial statements of ENGlobal for the fiscal year ended December 28, 2019, and to perform other appropriate audit and advisory services and is requesting ratification of such appointment by the shareholders.

In the event that the shareholders do not ratify the appointment of Moss Adams LLP, the adverse vote will be considered as a direction to the Audit Committee to select another independent registered public accounting firm for the next fiscal year. However, because of the difficulty and expense of making any substitution of independent registered public accounting firms after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ended December 28, 2019, will be permitted to stand, unless the Audit Committee finds other reasons for making a change. It is understood that even if the selection of Moss Adams LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of ENGlobal and its shareholders.

Representatives of Moss Adams LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Vote Required

The ratification of the appointment of Moss Adams LLP for the year ending December 28, 2019, requires the affirmative vote of the holders of a majority of the shares represented at the Meeting, in person or by proxy, and entitled to vote. For the ratification of our independent registered public accountants, you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this proposal. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them how to vote on this proposal, your broker may have authority to vote your shares. As a result, broker non-votes are not expected to have an effect on the approval of this proposal.

Recommendation of the Board

The Board recommends that shareholders vote FOR the ratification of the appointment of Moss Adams LLP as the independent registered public accounting firm of ENGlobal for fiscal year 2019.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors and Executive Officers

The following table shows the number of shares of our common stock beneficially owned as of November 25, 2019, by each director or director nominee, the executive officers named in the “Summary Compensation Table” and all directors and executive officers as a group. None of these shares are pledged as security.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)

Mr. Coskey	8,840,697	(3)	32.25%
Mr. Hale	343,346	(4)	1.25%
Mr. Gent	331,346	(5)	1.21%
Mr. Roussel	291,346	(6)	1.06%
Mr. Palma	44,891	(7)	*
Mr. Hess	325,731	(8)	1.19%
Mr. Williams	152,456	(9)	*

All directors and executive officers as a group (10 persons)	10,448,466	(10)	38.11%

* Represents less than 1% of the shares of common stock outstanding.

(1)	Beneficial ownership of common stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of ENGlobal.
(2)	Based on 27,413,626 shares issued and outstanding on November 25, 2019.
(3)	Includes 8,840,597 shares of common stock held in the name of Alliance 2000, Ltd., whose general partner is jointly owned by Mr. Coskey and his spouse. Mr. Coskey has shared power to vote and dispose of such shares.
(4)	Includes 32,051 unvested shares of restricted stock which were granted to Mr. Hale in June 2017 and which will vest at a time yet to be determined.
(5)	Includes 32,051 unvested shares of restricted stock which were granted to Mr. Gent in June 2017 and which will vest at a time yet to be determined.
(6)	Include 32,051 unvested shares of restricted stock which were granted to Mr. Roussel in June 2017 and which will vest at a time yet to be determined.
(7)	41,041 shares of common stock are held in a Beneficiary IRA and 3,850 shares of common stock are held in a Rollover IRA. Mr. Palma does not beneficially own any of the 2,100,000 shares of common stock held by B-29 Family Holdings, LLC.
(8)	Includes 10,125 unvested shares of restricted stock which were granted to Mr. Hess in March 2016 and which will vest on March 1, 2020. Includes 20,000 shares of restricted stock which were granted to Mr. Hess on August 10, 2017 that will vest in two equal installments on August 10, 2020 and August 10, 2021.
(9)	Includes 6,750 unvested shares of restricted stock which were granted to Mr. Williams in March 2016 which will vest on March 1, 2020. Includes 15,000 shares of restricted stock which were granted to Mr. Williams on August 10, 2017 that will vest in two equal installments on August 10, 2020 and August 10, 2021.
(10)	Includes 91,875 shares of unvested restricted stock granted to our executive officers and 96,153 shares of unvested restricted stock granted to our directors.

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Principal Shareholders

Except as set forth below, the following table sets forth information as of November 25, 2019, about persons whom we know to be the beneficial owners of more than 5% of our issued and outstanding common stock based solely on our review of the statement of beneficial ownership filed by these persons/entities with the SEC as of the date of such filing:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1),(2)

Alliance 2000, Ltd. c/o 654 N. Sam Houston Pkwy. E. Suite 400 Houston, TX 77060-5914	8,840,697	(3)	32.25%

B-29 Family Holdings, LLC 1700 Pacific Ave., Suite 3840 Dallas, TX 75201	2,100,000	(4)	7.66%

NGP Energy Technology Partners II, L.P. NGP ETP II, L.L.C. Energy Technology Partners, L.L.C. Philip J. Deutch c/o 1700 K Street NW, Suite 750 Washington, D.C. 20006	1,994,659	(5)	7.28%

NorthPointe Capital, LLC c/o 101 W. Big Beaver, Suite 745 Troy, MI 48084	1,550,716	(6)	5.66%

(1)	Beneficial ownership of common stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of ENGlobal.
(2)	Based on 27,413,626 shares issued and outstanding on November 25, 2019.
(3)	Alliance 2000, Ltd. (“Alliance”) is a Texas limited partnership whose general partner is jointly owned by Mr. Coskey and his spouse.
(4)	The foregoing information is based upon information contained in a Schedule 13G/A filed by B-29 Family Holdings, LLC with the SEC on April 3, 2019. B-29 Family Holdings, LLC has the sole power to vote or direct the vote of 2,100,000 shares and the sole power to dispose or direct the disposition of 2,100,000 shares.
(5)	The foregoing information is based solely upon information contained in a Schedule 13G/A filed by NGP Energy Technology Partners II, L.P. (“NGP Energy Tech”), NGP ETP II, L.L.C. (“NGP GP”), Energy Technology Partners, L.L.C. (“ETP”), and Mr. Philip J. Deutch with the SEC on February 14, 2019. NGP GP is the general partner of NGP Energy Tech. ETP is the sole manager of NGP GP and Mr. Deutch is the sole member and manager of ETP. NGP Energy Tech will have sole voting and dispositive power with respect to the shares beneficially owned by NGP Energy Tech. By virtue of the relationships between and among the reporting persons described in the Schedule 13G/A, NGP GP, ETP and Mr. Deutch disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein.
(6)	The foregoing information is based solely upon information contained in a Schedule 13G/A filed by NorthPointe Capital, LLC (“NorthPointe”) with the SEC on February 11, 2014. NorthPointe has the sole power to vote or direct the vote of 285,388 shares and sole power to dispose or direct the disposition of 1,550,716 shares.

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Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, executive officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in that ownership to the Securities and Exchange Commission. The SEC has designated specific due dates for such reports and ENGlobal must identify in this proxy statement those persons who did not file such reports when due.

Based solely upon a review of Forms 3 and 4 and any amendments thereto furnished to ENGlobal during our fiscal year ended December 29, 2018, and Forms 5 and any amendments thereto furnished to ENGlobal with respect to the same fiscal year, we believe that our directors, officers, and greater than 10% beneficial owners timely filed all required Section 16 reports, except that Mr. Palma was late filing a Form 3 in connection with being elected a director in June 2016.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board has adopted a policy requiring that all transactions between the Company and its officers, directors, principal shareholders and their respective affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties and that any such transactions be approved by a majority of the disinterested members of the Board. Pursuant to such policy, the Company’s Audit Committee is responsible for the review and assessment of all related party transactions.

Mr. Coskey holds a 25% interest in and Mr. Hale holds a 12.5% interest in a small privately held company which placed orders with ENGlobal U.S., Inc. totaling $399,328 (later reduced to $234,403) during the fiscal year ended December 31, 2016, which was billed in February 2017, and an additional $14,839 during the fiscal year ending December 30, 2017. Disinterested members of the Audit Committee reviewed and approved these transactions and found that they complied with the Company’s policy and that the transactions were made on terms no less favorable to the Company than could be obtained from unrelated third parties. During 2018, orders were placed by this company for approximately $26,462. No other related party transactions occurred during fiscal year 2017 and 2018.

EXECUTIVE OFFICERS

Our executive officers serve at the pleasure of our Board of Directors and are subject to annual appointment by the Board at the first meeting following the annual meeting of shareholders. Set forth below is a brief description of the business experience of each of our executive officers, except Mr. Coskey, whose biography is listed above.

Executive Officer:	Mark A. Hess
Position:	Chief Financial Officer, Treasurer and Corporate Secretary
Age:	60

Present positions and offices with the Company, principal occupations during the past five years:

Mr. Hess has served as Chief Financial Officer and Treasurer of ENGlobal Corporation since September 2012 and served as interim Chief Financial Officer from June 2012 to September 2012. Mr. Hess previously served as the Company’s Corporate Controller from July 2011 until June 2012. Mr. Hess assumed the Corporate Secretary responsibilities in December 2017. Prior to joining ENGlobal, Mr. Hess served as Vice President and Chief Accounting Officer of Geokinetics, Inc., a publically-traded seismic data service company, from April 2008 to April 2010. From November 2004 to April 2008, he served as Director of Finance for CGGVeritas, a publically-traded seismic data service company. In total he has over 35 years of experience in various accounting, merger and acquisition, and finance roles primarily in public companies. Mr. Hess is a licensed CPA in the state of Texas, holds a Bachelor of Business Administration in Accounting from the University of Houston and is an active member of Financial Executives International.

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Executive Officer:	R. Bruce Williams
Position:	Senior Vice President
Age:	67

Present positions and offices with the Company, principal occupations during the past five years:

Mr. Williams is currently serving as a Senior Vice President for ENGlobal’s Engineering and Construction segment. Mr. Williams served as the Chief Operating Officer from December 2013 through March 2017 and the President of ENGlobal Government Services, Inc. from September 2012 through March 2017. He served as Senior Vice President, Midwest/Southwest Operations of ENGlobal’s Engineering and Construction segment from September 2012 to September 2013. He initially joined ENGlobal in 2004, and from November 2010 until September 2012, he served in various roles at ENGlobal, including General Manager of the Tulsa Office, Vice President of Midwest and Southwest Operations, Senior Project Manager of Engineering/ Projects, and acting General Manager of ENGlobal Government Services, Inc. Prior to joining ENGlobal, Mr. Williams served as Vice President – Engineering for U.S. Transcarbon LLC, a petroleum coke gasification project developer, from April 2008 until October 2010. In total, he has over 35 years of domestic and international experience in engineering and project management, including several project management positions of increasing responsibility in the U.S., Middle East, Papua New Guinea, Asia, Mexico and Brazil. Mr. Williams has an undergraduate degree in Chemistry from the University of Northern Iowa, with post graduate studies in Environmental Management from the University of Houston and MBA studies at Incarnate Word University.

Executive Officer:	Michael Patton
Position:	Senior Vice President
Age:	66

Present positions and offices with the Company, principal occupations during the past five years:

Mr. Patton rejoined ENGlobal Corporation as Senior Vice President in April 2016. Mr. Patton was also at ENGlobal from 1998 through 2010, when he held many positions, including Senior Vice President of Business Development, President of ENGlobal Government Services, Inc., Senior Vice President and General Manager of ENGlobal’s Tulsa Office. In 2014 and 2015, Mr. Patton served as Senior Vice President and General Manager of the Gulf Coast Regional offices for Saulsberry Industries and as their Senior Vice President of Strategic Planning. Prior to joining Saulsberry Industries, Mr. Patton served as Senior Vice President and General Manager of the Oil, Gas, and Chemical Division of CDI from 2011 through 2013. Mr. Patton graduated from the University of Oklahoma in 1975 with a Bachelor of Science in Electrical Engineering. Mr. Patton has been a Registered Professional Engineer since 1980. He has held several positions within technical societies, including most recently the Rice Global Forum.

Executive Officer:	John Kratzert
Position:	Senior Vice President
Age:	57

Present positions and offices with the Company, principal occupations during the past five years:

John Kratzert currently serves as Senior Vice President for ENGlobal Government Services, and in this role is responsible for all of the Company’s government related design, integration, fabrication and field support operations. Mr. Kratzert joined ENGlobal as a Program Manager and then General Manager of ENGlobal Government Services in November of 2012. Prior to joining ENGlobal, Mr. Kratzert served as the Technical Director for Physical and Electronic Security Programs (BAE Systems), Principle Systems Engineer (SAIC) and Division Manager (MANDEX). Mr. Kratzert is a retired Marine Corps Officer and has over 33 years of experience leading domestic and international organizations. Mr. Kratzert holds a Bachelor of Science degree in Biology from The Citadel, Military College of South Carolina and a Master of Science degree in Management from Troy University.

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth information regarding compensation earned during the last two fiscal years by our Chief Executive Officer, Chief Financial Officer, and Senior Vice President (the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)(4)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3) ($)	Total ($)
Mr. Coskey ~ President & Chief	2018	49,442	-	-	-	-	49,422
Executive Officer	2017	49,442	-	-	-	-	49,422

Mr. Hess ~ Chief Financial Officer,	2018	216,299	-	-	-	4,159	220,458
Secretary & Treasurer	2017	216,299	21,535	83,000	-	4,003	324,837

Mr. Williams ~ Senior Vice	2018	236,912	-	-	-	3,098	240,010
President	2017	236,912	16,211	71,700	-	3,090	327,913

(1)	This column shows the grant date fair value of equity awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). Values for awards subject to performance conditions are computed based upon the probable outcome of the performance condition as of the grant date. For a description of certain assumptions made in the valuation of stock awards, see Note 8 to the Company’s audited consolidated financial statements, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018, as filed with the SEC on March 28, 2019.
(2)	The Non-Equity Incentive Plan includes amounts awarded pursuant to the Company’s Short Term Incentive Plan. Metrics are set annually and are generally contingent on the Company reaching certain levels of Net Operating Income.
(3)	All Other Compensation includes 401(k) matching contributions. Does not include perquisites or personal benefits if the aggregate amount less than $10,000. Does not include medical, dental, life, short and long term disability or paid time off benefits which were available to all employees.
(4)	Bonus includes a discretionary bonus to cover payroll taxes on the issuances of shares of restricted stock.

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Outstanding Equity Awards at Fiscal Year End 2018

The following table sets forth information as of December 29, 2018 regarding outstanding equity awards held by the named executive officers. On December 28, 2018, the closing price on NASDAQ for the Company’s common stock was $0.68 per share.

	Restricted Stock Awards
Name	Number of Shares That Have Not Vested(1)	Market Value of Shares of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested

Mr. Coskey		—	—	—
Mr. Hess(1)	60,375	$41,055	—	—
Mr. Williams(2)	46,125	$31,365	—	—

(1)	Includes 10,125 shares that were granted under the 2009 Equity Incentive Plan (the “Plan”) on February 9, 2015, which vested on February 9, 2019. Includes 20,250 shares that were granted under the Plan on March 1, 2016, which vested 10,125 shares on March 1, 2019 and will vest 10,125 shares on March 1 2020. Includes 30,000 shares that were granted under the Plan on August 10, 2017, which vested 10,000 shares on August 10, 2019 and will vest 10,000 shares on August 10, 2020 and 10,000 shares on August 10, 2021.

(2)	Includes 10,125 shares that were granted under the Plan on February 9, 2015, which vested on February 9, 2019. Includes 13,500 shares that were granted under the Plan on March 1, 2016, which vested 6,750 shares on March 1, 2019 and will vest 6,750 shares on March 1 2020. Includes 22,500 shares that were granted under the Plan on August 10, 2017, which vested 7,500 shares on August 10, 2019 and will vest 7,500 shares on August 10, 2020 and 7,500 shares on August 10, 2021.

Employment Agreements; Termination and Change-in-Control Arrangements

As of December 29, 2018, Messrs. Coskey and Hess were each a party to a written employment agreement (the “Employment Agreements”) with ENGlobal. The Employment Agreements provide for an annual base salary, subject to discretionary increases by the Board, and other compensation in the form of cash bonuses, incentive compensation, stock options, stock appreciation rights, and restricted stock awards. Additionally, the executives receive health, life, and other insurance benefits in accordance with the terms of the Company’s benefit plans, and the Company provides management level support services and reimbursement for specified business expenses.

The Employment Agreements provide for severance payments and benefits in the case of termination of employment. If employment ends because of death, the Company will pay any accrued but unpaid salary, additional compensation, and other benefits earned up to that date. In the case of a physical or mental disability that prevents the executive from performing his services under the Employment Agreement for a period of six months in the case of Mr. Coskey, and three months, in the case of Mr. Hess, the Company may terminate the executive’s employment. If the Company terminates an executive’s employment in such cases of disability, the Employment Agreements provide that the Company will continue to pay the executive his full salary and benefits for the six months following the date of termination (the “Initial Severance Period”). At the Company’s option, severance payments consisting of 50% of the monthly amount of the base salary for Mr. Coskey, and in the case of Mr. Hess, 100% of the monthly amount of his base salary, and full benefits may be extended for an additional six-month period following the Initial Severance Period.

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If the Company terminates an executive’s employment for “cause,” as defined in the Employment Agreements, the Company will pay any accrued but unpaid salary, additional compensation, and other benefits earned up to the effective date of termination. If the Company terminates an executive’s employment without “cause,” the Employment Agreement provides that the Company will continue to pay the executive his full salary and benefits for the Initial Severance Period. At the Company’s option, severance payments consisting of 50% of the monthly amount of the base salary for Mr. Coskey, and in the case of Mr. Hess, 100% of the monthly amount of his base salary, and full benefits may be extended for an additional six-month period following the Initial Severance Period.

The Employment Agreements include a covenant not to compete following termination of employment for a period of up to one year, as well as confidentiality provisions that are customary in nature and scope, for such agreements.

The terms of the Employment Agreements were set through the course of arms-length negotiations with the executives. As part of these negotiations, the Compensation Committee analyzed the terms of the same or similar arrangements for comparable executives employed by some of the companies in our peer group. The Compensation Committee used this approach in setting the amounts payable and the triggering events under the Employment Agreements. The Employment Agreements’ termination of employment provisions were entered into in order to address competitive concerns by providing the executives with a fixed amount of compensation that would offset the potential risk of foregoing other opportunities. At the time of entering into the Employment Agreements, the Compensation Committee considered ENGlobal’s aggregate potential obligations in the context of retaining the executives and their expected compensation.

Executive Perquisites

Our use of perquisites as a component of compensation is limited and largely based on historical practices and policies of our Company. These perquisites and other benefits are provided to assure competitiveness and provide an additional retention incentive for these executives. Our Compensation Committee endeavors to adhere to a high level of propriety in managing executive benefits and perquisites. We do not own a plane and do not provide any personal aircraft use for executives.

Other Compensation

From time to time, we make available to employees and executives certain other fringe benefits. We may provide club memberships, tickets to sporting or cultural events, tickets to community events, etc. To the extent that such items are taxable to the individual, they are considered to be part of the individual’s compensation package.

Review of and Conclusion Regarding All Components of Executive Compensation

Based on our performance during the past several years, and in light of our executives’ efforts in directing the Company, the Compensation Committee and the Board have determined that the compensation paid to Mr. Coskey, as well as compensation paid to our other named executive officers, serves the best interests of our shareholders and continues to emphasize programs that the Compensation Committee and the Board believe positively affect shareholder value.

DIRECTOR COMPENSATION

The principal objectives of our director compensation programs are to: (i) compensate for time spent on the Company’s behalf, and (ii) align the compensation programs with long-term value to the Company’s shareholders. We attempt to accomplish these objectives in an economical manner through a combination of reasonable director retainer fees and equity incentive grants to the directors.

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Retainer Fees

Historically, our non-employee directors received a cash retainer as compensation for their service to the Company, and our Chairman of the Audit Committee also received an additional cash retainer as compensation for such service. Our non-employee directors are also eligible for reimbursement of travel and other miscellaneous expenses associated with attendance at Board and Committee meetings. However, due to the losses that the Company has incurred during 2016 and 2017, the Compensation Committee recommended and the Board approved that cash retainer fees be suspended effective October 1, 2017 and reviewed for reinstatement on a quarterly basis. At this time, cash retainer fees have not been reinstated.

Restricted Stock Grants

Under the Plan, non-employee directors are eligible to receive equity grants. Our non-employee directors typically receive the equity grants in June concurrent with the annual shareholder’s meeting. On June 15, 2017, in recognition of the services provided by its Board for the 2017-2018 service term, our non-employee directors, Messrs. Gent, Hale and Roussel, each received 42,735 restricted shares of the Company’s common stock, valued at $50,000 based on the fair market value of the shares on the date of grant, or $1.17 per share. One quarter of the shares vested on September 30, 2017. Due to the losses that the Company incurred in 2016 and 2017, the Compensation Committee recommended and the Board approved the suspension of the vesting provisions of these restricted shares to be extended indefinitely; therefore, the remaining future vestings are not determined at this time and will be revisited on a quarterly basis for reinstatement.

The Company did not issue restricted shares to its non-employee directors in June 2018 or June 2019. The equity grant component of director compensation will be reviewed for reinstatement on a quarterly basis. Any unvested shares will be forfeited as of the date the non-employee director ceases to qualify as an independent director.

Mr. Palma does not receive any compensation from the Company for his service as a director, but is eligible for reimbursement of travel and other miscellaneous expenses associated with attendance at Board and Committee meetings.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth certain information concerning the Company’s 2009 Equity Incentive Plan as of December 29, 2018.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan

Equity compensation plans approved by security holders	—	—	554,671

Equity compensation plan not approved by security holders	—	—	—

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AUDIT MATTERS

Report of the Audit Committee

The information contained in this Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” or incorporated by reference in future filings with the SEC, or to be subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

In accordance with its written charter, the Audit Committee assists the Board in, among other matters, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over our accounting, auditing, and financial reporting practices. A copy of the Audit Committee Charter is available on our website at www.englobal.com.

The Board has determined that all three members of the Audit Committee are “independent” based upon the standards adopted by the Board, which incorporate the independence requirements under applicable laws, rules and regulations.

Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and our system of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for auditing the financial statements. The Audit Committee’s responsibility is to monitor and review these processes and procedures. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and we are not professionals in those fields. The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

During fiscal year 2018, the Audit Committee held six meetings. The Audit Committee’s meetings were conducted so as to encourage communication among the members of the Audit Committee, management, and our independent registered public accounting firm, Moss Adams LLP. Among other things, the Audit Committee discussed with our internal and independent auditors the overall scope and plans for ENGlobal’s audits. The Audit Committee met separately with the independent registered public accounting firm, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The Audit Committee also discussed with our independent registered public accounting firm all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 29, 2018, with management and our independent registered public accounting firm. Management’s discussions with the Audit Committee included a review of critical accounting policies.

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The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between us and our registered public accounting firm that might bear on the independence of the independent registered public accounting firm consistent with the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm communications with audit committees concerning independence The Audit Committee discussed with the independent registered public accounting firm any relationships that may have an impact on the auditors’ objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee has reviewed and approved the amount of fees paid to Moss Adams LLP for audit and non-audit services. The Audit Committee concluded that the provision of services by Moss Adams LLP is compatible with the maintenance of Moss Adams LLP’s independence.

At four of its meetings during 2018, the Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the overall certification process. At these meetings, Company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

Based on the above-mentioned review and discussions with management, and the independent registered public accounting firm, and subject to the limitations on our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that ENGlobal’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 29, 2018, for filing with the SEC.

Audit Committee of the Board of Directors,

Randall B. Hale, Chairman

David C. Roussel

Kevin M. Palma

March 28, 2019

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Principal Auditor Fees

Moss Adams LLP was appointed as the Company’s independent auditors on November 16, 2017 and has audited the Company’s 2018 and 2017 consolidated financial statements. During 2018 and 2017, Moss Adams LLP did not audit the Company’s internal control over financial reporting because the Company is a “smaller reporting company” as defined under the rules of the Exchange Act. The Audit Committee has determined that the audit-related services provided by Moss Adams LLP are compatible with maintaining its independence in the conduct of its auditing functions pursuant to the auditor independence rules of the SEC. No non-audit services were provided by Moss Adams LLP in 2018 and 2017.

The following table shows the fees paid or accrued by ENGlobal for the audit and other services provided by Moss Adams LLP for fiscal years 2018 and 2017.

	2018	2017

Audit Fees	168,250	102,750
Audit-Related Fees		—
Tax Fees	—	—
All Other Fees	—	—
Total	168,250	102,750

Hein & Associates LLP was appointed as the Company’s independent auditors on December 20, 2013. Effective November 16, 2017, Hein & Associates LLP combined with Moss Adams LLP. As a result of this transaction, on November 16, 2017, Hein resigned as the independent registered public accounting firm for the Company. Concurrent with such resignation, the Audit Committee approved the engagement of Moss Adams LLP as the new independent registered public accounting firm for the Company, and Moss Adams LLP audited the Company’s 2017 consolidated financial statements.

The following table shows the fees paid or accrued by ENGlobal for the audit and other services provided by Hein & Associates LLP for fiscal year 2017.

	2018	2017

Audit Fees	-	62,250
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	-	62,250

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by the Company’s independent registered public accounting firm for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “audit fees”; (iii) “tax fees” are fees for professional services rendered by the Company’s independent registered public accounting firm for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by the Company’s independent registered public accounting firm, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

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Pre-Approval Policy

Under applicable SEC rules, except for the ability to designate a portion of this responsibility as described below, the full Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence from ENGlobal. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee, and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to ENGlobal or any of its subsidiaries, except that the Audit Committee Chairman has the right to approve up to $25,000 of services in any year. During 2018, all fees were pre-approved by the Audit Committee.

OTHER MATTERS

To the best of the knowledge, information and belief of the directors, there are no other matters which are to be acted upon at the Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

The Company has received no notice of any other items to be submitted for consideration at the Meeting and, except for reports of operations and activities by management, which are for informational purposes only and require no approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management does not know of or contemplate any other business that will be presented for action by the shareholders at the Meeting. If any further business is properly presented at the Meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

SHAREHOLDER PROPOSALS FOR 2020

Under Rule 14a-8 of the Exchange Act, shareholder proposals must be received by the Company no later than January 6, 2020 to be considered for inclusion in the Company’s proxy statement relating to the 2020 Annual Meeting of Shareholders or, if the Company changes the date of the 2020 Annual Meeting by more than 30 days from the date of the 2019 Annual Meeting, then shareholder proposals must be received by the Company a reasonable time before the Company begins to print and send its proxy materials for the 2020 Annual Meeting of Shareholders.

In addition, pursuant to our bylaws, shareholder proposals to be presented at the 2020 Annual Meeting of Shareholders of the Company (whether or not to be included in the Company’s proxy statement) must be made upon timely notice. A timely notice must be made in writing, contain the information required by our bylaws and be received by the Secretary of the Company at the principal executive offices of the Company not earlier than the close of business on the 120th calendar day, nor later than the close of business on the 90th calendar day, immediately before the first anniversary of the 2019 Annual Meeting of Shareholders. However, in the event that the date of the 2020 Annual Meeting is advanced more than 30 calendar days before, or delayed more than 70 calendar days after, such anniversary date, notice by the shareholder to be timely must be delivered not later than the close of business on the 10th calendar day following the day on which public announcement of a meeting date is first made by the Company. For information regarding the nomination of director candidates, please see “Consideration of Director Nominees - Shareholder Nominees” on page 8 of this proxy statement.

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ANNUAL REPORT TO SHAREHOLDERS

A copy of ENGlobal’s Annual Report on Form 10-K, which includes our consolidated financial statements, is being delivered to you with this proxy statement. You may also read, print and download our annual report at http://www.proxyvote.com. The annual report may also be read, downloaded and printed at www.englobal.com.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of this proxy statement have been approved by the Board of Directors, and the Board of Directors has authorized the mailing of this proxy statement to the shareholders of the Company.

By Order of the Board of Directors,

Mark A. Hess
Chief Financial Officer, Treasurer and Corporate Secretary

Houston, Texas
December 2, 2019

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ENGlobal®

ENGLOBAL CORPORATION
654 N. SAM HOUSTON PKWY. E.
SUITE 400
Mark Hess; CFO, Treasurer and Corporate Secretary
HOUSTON, TX 77060-5914

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 William A. Coskey, P.E. 02 David W. Gent, P.E. 03 Randall B. Hale 04 David C. Roussel 05 Kevin M. Palma

The Board of Directors recommends you vote FOR the following proposal:

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as name appears hereon and date. If the shares are jointly held, each holder should sign. When signing as an attorney, executor, administrator, trustee, or as an officer signing for a corporation, please give full title under signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000432094_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com

PROXY CARD
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints William A. Coskey and Mark A. Hess, either of them, jointly and severally, with power of substitution, to represent and to vote as designated all shares of common stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of ENGlobal Corporation, to be held at our headquarters located at 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060, on Monday, December 30, 2019 at 10:00 a.m., local time, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTORS AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP, AND IN THE PROXY HOLDER'S DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Continued and to be signed on reverse side

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